UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2014

PERNIX GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-92445	36-4025775
(State or other jurisdiction of	(Commission file number)	(IRS employer
incorporation or organization)		identification no.)

151 E. 22nd Street

Lombard, Illinois 60148

(Address of principal executive offices, including zip code)

(630) 620-4787

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN PRINCIPAL OFFICERS

(b) As of September 19, 2014 Mr. Gregg D. Pollack is no longer employed by Pernix Group Inc.  (“the Company”).  Mr. Pollack served as Pernix Group, Inc.’s Vice President — Administration and Chief Financial Officer since December 30, 2011.  He is eligible for up to three months of base compensation (or approximately $55,000) as agreed to in the 2011 letter of employment with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pernix Group Inc.
(Registrant)

	By:	/s/ Nidal Zayed
Nidal Zayed
President and Chief Executive Officer

	By:	/s/ Carol Groeber
Carol Groeber
Controller and Principal Accounting Officer

Date: September 24, 2014